UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

Extreme Networks, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 09, 2017

Meeting Information
EXTREME NETWORKS, INC.	Meeting Type: Annual Meeting
For holders as of: September 18, 2017
Date: November 09, 2017 Time: 8:00 AM EST
Location: 2121 RDU Center Drive Morrisville, North Carolina 27560

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.	Internal Use Only

Voting items

  The Board of Directors recommends you vote FOR the following:

  1.      Elect six directors to the Board of Directors for a one-year term:

           Nominees

  01     Charles P. Carinalli         02     Kathleen M. Holmgren

  06     John C. Shoemaker

03 Rajendra Khanna 04 Edward H. Kennedy 05 Edward B. Meyercord

  The Board of Directors recommends you vote FOR the following proposal:

  2.     Hold an advisory vote to approve our named executive officers’ compensation.

  The Board of Directors recommends you vote 1 YEAR on the following proposal:

  3.     Hold an advisory vote on the frequency of holding future advisory votes to approve our named executive officers’ compensation.

  The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

  4.     Ratify the appointment of KPMG LLP  as our independent auditors for our fiscal year ending June 30, 2018.

  5.     Ratify Amendment No. 5 to the Company’s Amended and Restated Rights Agreement, which extends that agreement through May 31, 2018.

  6.     Approve the Amendment and Restatement of the Extreme Networks, Inc. 2013 Equity Incentive Plan.

  The Board of Directors recommends you vote AGAINST the following proposal:

  7.     Hold a vote on a stockholder proposal regarding simple majority voting, if properly presented at the meeting.

  NOTE: Transact other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

NAME
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345